UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         May 24, 2019

BAYCOM CORP
(Exact name of registrant as specified in its charter)

California	001-38483	37-1849111
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

500 Ygnacio Valley Road, Suite 200, Walnut Creek, CA	94596
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (925) 476-1800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BCML	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A is being filed with the Securities and Exchange Commission (the “SEC”) solely to amend and supplement Item 9.01 of the Current Report on Form 8-K (the “Original 8-K”) filed by BayCom Corp (“BayCom”) on May 29, 2019, reporting under Item 2.01 the completion of its previously announced merger (the “Merger”) with Uniti Financial Corporation (“Uniti”). Under Item 9.01 of the Original 8-K, BayCom stated that (a) the historical financial statements required by Item 9.01(a) of Form 8-K would be filed as an amendment to the Original 8-K not later than 71 days after the date the Original 8-K was required to be filed, and (b) as permitted by Item 9.01(b)(2) of Form 8-K, BayCom would file the pro forma financial information required by Item 9.01(b) of Form 8-K as an amendment to the Original 8-K not later than 71 days after the date the Original 8-K was required to be filed.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired

The audited consolidated balance sheets of Uniti as of December 31, 2018 and 2017, the related audited consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows of Uniti for the years ended December 31, 2018 and 2017, the notes related thereto and the Independent Auditor's Report, are attached hereto as Exhibit 99.1 and incorporated herein by reference.

The unaudited consolidated financial statements of Uniti as of and for the three months ended March 31, 2019, are attached hereto as Exhibit 99.2 and incorporated herein by reference.

(b)	Pro forma financial information

The unaudited pro forma combined condensed consolidated balance sheet of BayCom and Uniti as of March 31, 2019 and the unaudited pro forma combined condensed consolidated statements of income for the three months ended March 31, 2019 and the year ended December 31, 2018, and the notes related thereto are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Exhibit Description

23.1	Consent of Vavrinek Trine Day & Co., LLP
99.1	Audited consolidated financial statements of Uniti Financial Corporation and Subsidiary as of and for the years ended December 31, 2018 and 2017
99.2	Unaudited consolidated financial statements of Uniti Financial Corporation and Subsidiary as of and for the three months ended March 31, 2019 and 2018
99.3	Unaudited pro forma combined condensed consolidated balance sheet of BayCom Corp and Subsidiary as of March 31, 2019 and statements of income for the three months ended March 31, 2019 and year ended December 31, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

BAYCOM CORP

Date: July 30, 2019	By:	/s/ Keary L. Colwell
Keary L. Colwell, Senior Executive Vice President, Chief Financial Officer and Corporate Secretary